SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 16, 2002


                           SPECTRASITE HOLDINGS, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
         --------------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)


                0-27217                       56-2027322
         ---------------------------------------------------------------
        (Commission File Number) (I.R.S. Employer Identification Number)


                            100 Regency Forest Drive
                                    Suite 400
               Cary, North Carolina                       27511
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (919) 468-0112
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS.

                  On May 16, 2002, SpectraSite Holdings, Inc. (the "Company") issued a press release announcing the postponement of its Annual Meeting of Stockholders, originally scheduled to be held on May 28, 2002. A new Annual Meeting date and record date will be announced when they are determined. The Company's proxy materials regarding its 2002 Annual Meeting filed with the Securities and Exchange Commission on April 17, 2002 will be revised accordingly.

                  A Copy of the press release announcing the postponement of the Annual Meeting is attached to this Report as an exhibit and is incorporated herein by reference.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of businesses acquired.

                  None.

         (b)      Pro forma financial information.

                  None.

         (c)      Exhibits.

                  99.1     Press Release dated May 16, 2002





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                SPECTRASITE HOLDINGS, INC.

         DATED:   May 16, 2002          BY:     /s/ Daniel I. Hunt
         -----                                  -------------------------------
                                                    Daniel I. Hunt
                                                    Vice President
                                                    and Principal Accounting
                                                    Officer